EXHIBIT 10.2


                                     WARRANT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                                                               February 14, 2002

     Warrant to Purchase up to 40,000 shares of Common Stock of CollaGenex Pharmaceuticals, Inc. (the "Company").

     In consideration for Kingsbridge Capital Limited (the "Investor") agreeing to enter into that certain Common Stock Purchase Agreement, dated as of the date hereof, between the Investor and the Company (the "Agreement"), the Company hereby agrees that the Investor or any other Warrant Holder (as defined below) is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period (as defined below) up to 40,000 fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at the Exercise Price (hereinafter defined), as the same may be adjusted from time to time pursuant to Section 6 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the registration rights set forth in Section 9.

     Section 1. Definitions.

     "Exercise Period" shall mean that period beginning six months after the date of this Warrant and continuing until the expiration of the five-year period thereafter.

     "Exercise Price" as of the date hereof shall mean $9.38.

     "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the closing bid price of the Common Stock on the Trading Day immediately preceding the Exercise Date (the "Closing Bid Price").

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Trading Day" shall mean any day during which the Nasdaq National Market shall be open for trading.

     "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant.

     "Warrant Shares" shall mean those shares of Common Stock received upon exercise of this Warrant.

     Section 2. Exercise; Cashless Exercise.

     (a) Method of Exercise. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by (i) surrender of this Warrant, with the form of exercise attached hereto as Exhibit A duly executed by the Warrant Holder (the "Exercise Notice"), to the Company at the address set forth in Section 14 hereof, accompanied by payment of the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Aggregate Exercise Price") or (ii) telecopying an executed and completed Exercise Notice to the Company and delivering to the Company within three business days thereafter the original Exercise Notice, this Warrant and the Aggregate Exercise Price. Each date on which an Exercise Notice is received by the Company in accordance with clause (i) and each date on which the Exercise Notice is telecopied to the Company in accordance with clause (ii) above shall be deemed an "Exercise Date".

     (b) Payment of Aggregate Exercise Price. Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three (3) business days of receipt.

     (c) Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with paragraph (b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Closing Bid Price, rounded to the nearest whole share.

     (d) Replacement Warrant. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder, reflecting such adjusted number of Warrant Shares.

     Section 3. Ten Percent Limitation. The Warrant Holder may not exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 16 of the Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     Section 4. Delivery of Stock Certificates.

     (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States shall be made within five (5) Trading Days after the exercise of this Warrant in full or in part.

     (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive the number of shares rounded to the nearest whole share.

     Section  5.  Representations,  Warranties  and  Covenants  of the  Company.

     (a) The Company shall take all commercially reasonable action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

     (b) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps commercially reasonable to ensure that the Common Stock remains listed or quoted on the Nasdaq National Market.

     (c) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

     (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

     Section 6.1 Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Common Stock (other than a change in par value or as a result of a subdivision or combination of Common Stock issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value or as a result of a subdivision or combination of Common Stock issuable upon exercise of the Warrant) at any time while this Warrant is unexpired and not exercised in full, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Warrant or issue a new Warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
6.1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

     (c) Stock Dividends. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend or other distribution in shares of Common Stock to all holders of Common Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

     1. the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and

     2. the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

     (d) Liquidating Dividends, Etc. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (c)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, the kind and amount of such distribution per share of Common Stock multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

     Section 6.2 Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Warrant Holder. In the event the Company shall, at a time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through (d) of Section
6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

     Section 7. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

     Section 8. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     Section 9. Registration of Warrant Shares. Unless earlier registered, at any time beginning two hundred forty (240) days after the date of this Warrant, the Investor may, by written notice delivered to the Company (a "Demand Registration Notice"), cause the Company to register the Warrant Shares under the Securities Act of 1933 for lawful resale by the Investor. Within thirty (30) days after receipt of such Demand Registration Notice, the Borrower shall file with the SEC a registration statement (the "Registration Statement") for such registration of the Warrant Shares on such form then deemed appropriate for such registration. Thereafter, the Company shall use commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable.

     Section 10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11. Choice of Law. This Warrant shall be construed under the laws of the State of Delaware.

     Section 12. Entire Agreement; Amendments. Except for any written instrument concurrent or subsequent to the date hereof executed by the Company and the Investor, this Warrant and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 13.  Restricted Securities.

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act of 1933 in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act of 1933. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933 and applicable state laws.

     (b)  Legend.  Any  replacement  Warrants  issued  pursuant to Section 2 and
Section 10 hereof and, unless a registration statement has been declared effective by the SEC in accordance with Section 9 with respect thereto, any Warrant Shares issued upon exercise hereof, shall bear the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

     (c) Assignment. Assuming the conditions of Section 13(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     (d) Investor's Compliance. Nothing in this Section 13 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     Section 14. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:

                  CollaGenex Pharmaceuticals, Inc.
                  41 University Drive
                  Newtown, Pennsylvania  18940
                  Telephone:  (215) 579-7388
                  Facsimile:  (215) 579-8577
                  Attention:  Nancy C. Broadbent, Chief Financial Officer

with a copy (which shall not constitute notice) to:

                  Hale and Dorr LLP
                  650 College Road East
                  4th Floor
                  Princeton, New Jersey  08540
                  Telephone:  (609) 750-7600
                  Facsimile:  (609) 750-7700
                  Attention:  William J. Thomas, Esq.

if to the Purchaser:

                  Kingsbridge Capital Limited/ c/o Kingsbridge Corporate
                        Services Limited
                  Main Street
                  Kilcullen, County Kildare
                  Republic of Ireland
                  Telephone:  011-353-45-481-811
                  Facsimile:  011-353-45-482-003
                  Attention:  Adam Gurney, Director

with a copy (which shall not constitute notice) to:

                  Clifford Chance Rogers & Wells LLP
                  200 Park Avenue, 52nd Floor
                  New York, NY  10166
                  Telephone:  (212) 878-8000
                  Facsimile:  (212) 878-8375
                  Attention:  Keith M. Andruschak, Esq.

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 14 by giving at least ten (10) days prior written notice of such changed address or facsimile number to the other party hereto.

     Section 15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COLLAGENEX PHARMACEUTICALS, INC.


By: /s/ Brian M. Gallagher
    --------------------------------------------
    Name:  Brian M. Gallagher
    Title:  President and Chief Executive Officer

                            EXHIBIT A TO THE WARRANT

                                  EXERCISE FORM

                        COLLAGENEX PHARMACEUTICALS, INC.

     The undersigned hereby irrevocably exercises the right to purchase _______________ shares of Common Stock of CollaGenex Pharmaceuticals, Inc., a Delaware corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [cash or certified check in the amount of $________, [______] Warrant Shares, which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

     The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:
       ---------------------------------

----------------------------------------
Signature of Registered Holder
Name of Registered Holder (Print)


----------------------------------------
Address
                                     NOTICE


     The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B TO THE WARRANT
                                   ASSIGNMENT


     (To be executed by the registered Warrant Holder desiring to transfer the Warrant)

     FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of Common Stock of CollaGenex Pharmaceuticals, Inc. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:

------------------------------------
Signature


Fill in for new Registration of Warrant:


----------------------------------------------
Name

----------------------------------------------
Address

-----------------------------------------
Please print name and address of assignee
(including zip code number)

                                     NOTICE


     The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.